UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 3, 2022
Date of Report (date of earliest event reported)
__________________________________________________________________________
INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
_____________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
_____________________________________________________________________________________________________

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On October 3, 2022, Ingevity Corporation, a Delaware corporation (“Ingevity”), completed its previously announced acquisition of Ozark Materials, LLC, an Alabama limited liability company (“Ozark Materials”), and Ozark Logistics, LLC, an Alabama limited liability company (“Ozark Logistics” and, together with Ozark Materials, the “Companies” and, each, a “Company”), pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”), by and among, Ingevity, the Companies and Ozark Holdings, Inc., an Alabama corporation (“Seller”). Ingevity previously disclosed the acquisition and the Purchase Agreement in a Current Report on Form 8-K filed by Ingevity with the Securities and Exchange Commission (the “SEC”) on August 2, 2022 (the “Previous Form 8-K”).

In accordance with the Purchase Agreement, Ingevity acquired from Seller, all of the issued and outstanding limited liability company membership interests of each Company for a purchase price of $325 million, subject to customary adjustments for working capital, indebtedness and transaction expenses. Ingevity funded the acquisition through a combination of borrowings under its existing credit facilities and cash on hand.

The foregoing description of the Purchase Agreement and the acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 to the Previous Form 8-K, which is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE
On October 3, 2022, Ingevity issued a press release announcing that it had completed the foregoing acquisition. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1
Equity Purchase Agreement, dated July 31, 2022, by and among Ingevity Corporation, Ozark Holdings, Inc., Ozark Materials, LLC and Ozark Logistics, LLC (incorporated by reference to Exhibit 2.1 to Ingevity Corporation’s Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on August 2, 2022)*

99.1	Press Release, dated October 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: October 3, 2022